Exhibit 10.1
                           FIRST AMENDED AND RESTATED
                     MASTER LOAN AND INTERCREDITOR AGREEMENT


         THIS FIRST AMENDED AND RESTATED MASTER LOAN AND INTERCREDITOR AGREEMENT dated as of the 19th day of December, 1997 (the "Amendment") is made by and among D.R. HORTON, INC., a Delaware corporation (the "Borrower"); NATIONSBANK, N.A., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, FLEET NATIONAL BANK, BANK UNITED, COMERICA BANK, THE FIRST NATIONAL BANK OF CHICAGO, CREDIT LYONNAIS NEW YORK BRANCH, PNC BANK, NATIONAL ASSOCIATION, AMSOUTH BANK OF ALABAMA, BANK ONE, ARIZONA, NA, SOCIETE GENERALE, SOUTHWEST AGENCY, FIRST AMERICAN BANK TEXAS, SSB, HARRIS TRUST AND SAVINGS BANK, and SANWA BANK CALIFORNIA, as banks (collectively, the "Banks"); and NATIONSBANK, N.A., as administrative agent for the Banks (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Borrower, the Banks, the Administrative Agent, the Issuing Bank (as defined therein), the Co-Agents (as defined therein), the Documentation Agent (as defined therein), and the Syndication Agent (as defined therein) are parties to that certain Master Loan and Intercreditor Agreement dated as of June 12, 1997 (the "Loan Agreement"); and

         WHEREAS, the Borrower, the Banks and the Administrative Agent have agreed to amend the Loan Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     Amendment to Section 5.7. Section 5.7 of the Loan Agreement, Financial and Inventory Covenants, is hereby amended by deleting subsection (f)(ii) thereof in its entirety and by inserting the word "[Intentionally Omitted]" in the place thereof.

     No Other Amendment or Waiver. Notwithstanding the agreement of the Administrative Agent and the Banks to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or a course of dealing at variance with the terms of the Loan Agreement (other than as expressly set forth above) so as to


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require further notice by the Administrative Agent or the Banks, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

     Loan Documents. Each reference in the Loan Agreement and in any other Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby or as the same may hereafter be amended

     Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia, without giving effect to any conflict of laws principles.

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



         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written, to be effective as of the day and year first above written.



BORROWER:                         D.R. HORTON, INC., a Delaware corporation


                                       By:      /s/ David J. Keller
                                           -------------------------------------

                                            Its: Chief Financial Officer
                                                 -------------------------------


ADMINISTRATIVE AGENT              NATIONSBANK, N.A., as Administrative Agent and
AND BANKS:                          as a Bank


                                       By:      /s/ Henry A. Dyer, Jr.
                                           -------------------------------------

                                            Its: Senior Vice President
                                                 -------------------------------


                                  BANK OF AMERICA  NATIONAL  TRUST  AND  SAVINGS
                                    SAVINGS ASSOCIATION, as a Bank


                                       By:      /s/ Elena Bennett
                                           -------------------------------------

                                            Its: Vice President
                                                 -------------------------------



                                  FLEET NATIONAL BANK, as a Bank


                                       By:      /s/ Patrick T. Burns
                                           -------------------------------------

                                            Its: Vice President
                                                 -------------------------------






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                                  BANK UNITED, as a Bank


                                       By:      /s/ Carolynn S. Alexander
                                           -------------------------------------

                                            Its: Regional Director
                                                 -------------------------------


                                  COMERICA BANK, as a Bank


                                       By:      /s/ Kurt R. Strehlke
                                           -------------------------------------

                                            Its: Vice President
                                                 -------------------------------


                                  CREDIT LYONNAIS NEW YORK BRANCH, as a Bank


                                       By:      /s/ Robert Ivosevich
                                           -------------------------------------

                                            Its: Senior Vice President
                                                 -------------------------------


                                  THE FIRST NATIONAL BANK OF CHICAGO, as a Bank


                                       By:      /s/ Gregory A. Gilbert
                                           -------------------------------------

                                            Its: Vice President
                                                 -------------------------------


                                  PNC BANK, NATIONAL ASSOCIATION, as a Bank


                                       By:      /s/ Douglas G. Paul
                                          -------------------------------------

                                            Its: Vice President
                                                 -------------------------------




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                                  AMSOUTH BANK OF ALABAMA, as a Bank


                                       By:      /s/ Ronny Hudspeth
                                          -------------------------------------

                                            Its: Vice President
                                                 -------------------------------


                                  BANK ONE, ARIZONA, NA, as a Bank


                                       By:      /s/ Jennifer Pescatore
                                          -------------------------------------

                                            Its: Vice President
                                                 -------------------------------


                                  SOCIETE GENERALE, SOUTHWEST AGENCY, as a Bank


                                       By:      /s/ Louis P. Laville, III
                                          -------------------------------------

                                            Its: Vice President
                                                 -------------------------------


                                  FIRST AMERICAN BANK TEXAS, SSB, as a Bank


                                       By:      /s/ William L. Kinard
                                          -------------------------------------

                                            Its: Vice President
                                                 -------------------------------


                                  HARRIS TRUST AND SAVINGS BANK, as a Bank


                                       By:      /s/ Gregory M. Bins
                                          -------------------------------------

                                            Its: Vice President
                                                 -------------------------------

                                   SANWA BANK CALIFORNIA, as a Bank


                                       By:      /s/ Russ Wakeham
                                          -------------------------------------

                                            Its: Vice President
                                                 -------------------------------